UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  April 10, 2007

Power of the Dream Ventures, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)
000-52289	51-0597895
(Commission File Number)	(IRS Employer Identification No.)

1095 Budapest, Soroksari ut 94-96, Hungary
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code:	+36-1-456-6061

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On April 10, 2007, following the Share Exchange described in Item 5.06 below, Vidatech, Kft. ended the engagement of BDO Kontroll (“BDO”) as its independent certified public accountants effective as of April 10, 2007.

The report of BDO on Vidatech’s financial statements for the fiscal year ended December 31, 2006 did not contain an adverse opinion or disclaimer of opinion. During Vidatech’s fiscal year ended December 31, 2006 and the subsequent interim period preceding the termination, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Registrant requested that BDO furnish it with a letter addressed to the Registrant confirming its dismissal by Vidatech and whether or not it agrees with the Registrant’s financial statements. A copy of the letter furnished by BDO in response to that request, dated December 19, 2007, is filed as Exhibit 16.1 to this Form 8-K.

(b) On April 10, 2007, Marcum & Kliegman LLP (“M&K”), which has been the Registrant’s auditor prior to the Share Exchange was engaged to continue as the Registrant’s independent certified accountants. During the period from April 26, 2006 (Inception) to December 31, 2006 and the interim period preceding the Share Exchange, Vidatech had not consulted with M&K regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements following the Share Exchange; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 5.06.	Change in Shell Company Status.

On April 10, 2007, the Registrant executed, delivered and consummated a Securities Exchange Agreement (the “Securities Exchange Agreement”) by and among the Registrant, Mary Passalaqua, Vidatech, Kft (also know as Vidatech Technological Research and Development LLC) and all of the equity holders of Vidatech (the “Vidatech Equity Holders”) who are signatories to the Securities Exchange Agreement. Pursuant to the terms of the Securities Exchange Agreement the Registrant acquired all of the outstanding equity interest in and to Vidatech from the Vidatech Equity Holders in exchange for an aggregate of 33,300,000 shares of the Registrant’s common stock (the “Share Exchange”). For a description of the Share Exchange, and the material agreements entered into in connection therewith, please see “Closing of the Share Exchange” in Item 2.01 of this Current Report (originally filed April 16, 2007), which discussion is incorporated herein by reference.

As the result of the completion of the Share Exchange, the Registrant believes it is no longer a shell company as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

16.1	Letter of BDO Kontroll, dated December 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER OF THE DREAM VENTURES, INC.

	By:	/s/ Viktor Rozsnyay
	Name:	Viktor Rozsnyay
	Title:	President and Chief Executive Officer
Dated: December 19, 2007